Petroleum Development Corporation

C.K. Cooper & Company

3rd Annual Small-Cap Oil & Gas Conference

Palm Desert, CA

NASDAQ GSM:PETD

Introductions

•         Thomas Riley, P.E., President

•         Rick McCullough, Chief Financial Officer and Treasurer

Order of Presentation

•         History and Overview

•         2006 and 2007 Operating Overview

•         2007 Drilling, Production & Reserves

•         2006 and 2007 Financial Guidance

•         Summary and Wrap Up

•         Questions

Forward-Looking Statements

This information contains predictions, estimates and other forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Although the Company believes that its expectations are based on reasonable assumptions, it can give no assurance that its goals will be achieved.  Important factors that could cause actual results to differ materially from those included in the forward-looking statements include the timing and extent of changes in commodity prices for oil and gas, the need to develop and replace reserves, environmental risks, drilling and operating risks, risks related to exploration and development, uncertainties about the estimates of reserves, competition, government regulation and the ability of the Company to meet its stated business goals.

Contact Information:

Investor Relations

Petroleum Development Corporation

120 Genesis Blvd.

PO Box 26

Bridgeport, West Virginia 26330

Phone: 304.842.6256

Fax: 304.842.0913

www.petd.com

Cautions for Guidance Information

•         Major changes resulting from acquisitions

•         Income, cash flow and balance sheet impacted by:

§         Prices, prices, prices

§         Timing of development work

§         Success of drilling operations

§         Development costs

§         Actual reserves and production

Increasing Production

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Increasing Proved Reserves

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5-year Stock Performance

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Factors Contributing to Success

•         Consistent, scaleable results

•         Lower risk projects

•         Diversification - with focus areas

•         Quality workforce and operations

•         Flexibility to pursue options

§         Development

§         Acquisitions

§         Exploration

Peer Group Comparisons

                                           2003-2005 CAGR

        Measure                PDC       Peer Group

        ROCE                     23%        16%

        Revenue Growth  36%        42%

        EBIT Growth 78%        71%

        EPS Growth           62%        59%

        Total Shareholder

                Return            85%        47%

Peer group was comprised of Unit Corporation, St. Mary Land & Exploration Company, Cabot Oil & Gas Corporation, Penn Virginia Corporation, Whiting Petroleum Corporation, Range Resources Corporation, Encore Acquisition Company, Berry Petroleum Company, KCS Energy Incorporated, Quicksilver Resources Inc, Clayton Williams Energy Incorporated, and Brigham Exploration Company, Magnum Hunter Resources Incorporated, and Cimarex Energy Company.

Core Operating Areas

        Rocky Mountains

2006 Proved Reserves: 301 Bcfe

2006 Production: 14.1 Bcfe

2007E Production: 24 Bcfe

        Michigan Basin

2006 Proved Reserves: 19.6 Bcfe

2006  Production: 1.6 Bcfe

2007E Production: 1.8 Bcfe

        Appalachian Basin

2006 Proved Reserves: 35.1 Bcfe

2006 Production:  1.4 Bcfe

2007 Production: 2.6 Bcfe

        {graphic}

Core Operating Areas

        Operate 3,000 wells in three major regions

        {graphic}

Core Operating Areas

        Active Development Areas

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Core Operating Areas

        Active Exploration Area

        {graphic}

Core Operating Areas

        Rocky Mountains

                Added interests through

                1031 Exchange and other purchase

        Michigan Basin

                Added interests through

                1031 Exchange

        Appalachian Basin

                Added interests through

                1031 Exchange

Key Capabilities and Assets

•         Industry professionals

•         Development history in  non-conventional reservoirs

•         Successfully add opportunities in new areas

•         Partnership operations

•         Drilling inventory

•         Acquisition successes

Strategic Focus in 2007 and Beyond

•         Development operations in core areas

•         Accelerate development on 1031 property additions

•         Seek strategic acquisitions

•         Develop management, technical and support teams for future needs

•         Seek high potential exploration opportunities

•         Maintain focus on increasing long-term shareholder value

2006 Summary

•         Capital Expenditures were $155 Million

•         Company bought back 1.6 million shares (10% of outstanding)

•         Production grew from 13 Bcfe in 2005 to 17 Bcfe in 2006 (30% increase)

•         Proved reserves grew 30% from 275 Bcfe @ YE 2005 to estimated 356 Bcfe @ YE 2006

•         Lease sale of $354 Million

•         $90 Million in Partnership subscriptions

Acquisitions Summary

•         During December 2006 and January 2007, closed $209 Million in acquisitions ($18 Million non-1031)

•         3P reserves acquired total an estimated 153 Bcfe (84% proved)

•         Acquisitions primarily in existing operating areas

§         Wattenberg Field, DJ Basin Colorado

§         Appalachian and Michigan Basins

•         From $300 Million in 1031 funds, estimated incremental $20 Million in current taxes

Acquisitions Summary (continued)

•         Purchases in Wattenberg Field focus on continued development through re-fracs, Niobrara completions and new locations

•         Purchased remaining interests in 44 older PDC partnerships, increasing working interest percentages in 718 existing wells primarily in Appalachia and Michigan

•         Initial undeveloped acreage position in Barnett Shale play

§         Entry into area similar to PDC initial venture into Rockies area in 1999

2007 Summary

•         CapEx expected to be $201 Million in 2007

•         Production growth of 65% (28 Bcfe estimated in 2007 compared to 17 Bcfe in 2006)

•         PDP Reserves expected to grow >50% during 2007

•         Plan $100 Million Partnership offering

2007 Drilling, Production & Reserves

2007 Operation and Production Forecast

                                                                                                        2006       2007E    % Increase

        Gross Exit Rate Production (MMCFE/d)                  121          182          50%

        Net Company Exit Rate Production (MMCFE/d)            53            100          88%

        Net Company Production (Bcfe)                                       17            28            65%

•         Drill 419 wells (34 non-operated)

•         164 re-fracs and/or re-completions

•         Total drill & complete (D&C) cost estimated $203 Million

•         Capital increase of approximately 70% over 2006

Grand Valley Field, Piceance Basin, Colorado

•         148 wells drilled to date

•         YE 2006 daily gross production 45 MMcfed

•         YE 2006 net daily production 13 MMcfed

•         5,120 Acres available for drilling on 10 acre Spacing

•         470 locations

§         263 PUD locations

•         137 Planned for Partnership drilling (PDC WI 37%)

•         126 100% WI  PDC

§         207 remaining other locations

Grand Valley Field, Piceance Basin, Colorado

•         1.3 Bcfe per well

•         1.04 net Bcfe @80% NRI

•         D&C cost of $2.0 Million / well

•         Development cost of $ 1.92 / Mcfe

•         Wells drilled directionally from multi-well pads

Grand Valley Field, Piceance Basin, Colorado

        2007 Drilling

•         Drill 56 wells

•         42 Partnership (PDC 37% WI)

•         14 PDC (100% WI)

•         29.54 Net wells

•         30.7 Bcfe added by drilling

•         $59 Million D&C cost

        2007 Field Total

•         6.9 Bcfe net production for 2007

•         89% increase over 2006

Grand Valley Field, Piceance Basin, Colorado

        Past and Future Highlights

•         2006 $354 Million sale of acreage to Marathon

•         Progress continues on access road construction project

§         Total cost $18 Million

§         Partners Williams, Berry and Marathon

§         Estimated completion date June 2007

•         Commenced 50 MMcfd compression and pipeline expansion project

§         Estimated in service date June 2007

Wattenberg Field, DJ Basin, Colorado

•         976 wells (drilled and purchased)

•         2006 gross exit rate 40 MMcfed

•         2006 net exit rate 18.6 MMcfed

•         9,000 acres available for drilling

•         540 locations

§         220 40 acre PUD locations

§         70 20 acre rule 318-A locations

§         250 remaining other locations

§         800 Codell and/or Niobrara re-fracs

•         PDC and Partnership development

Wattenberg Field, DJ Basin, Colorado

•         0.3 Bcfe per well (includes re-frac)

•         0.24 net Bcfe @80% NRI

•         D&C cost of $490K per well plus $180K for re-frac

•         Development cost of $ 2.79/Mcfe or $16.75/Boe

•         Producing and undeveloped properties from Unioil and EXCO

Wattenberg Field, DJ Basin, Colorado

        2007 Drilling

•         Drill 204 wells

§         100 Partnership (PDC 37% WI)

§         104 PDC (100% WI)

•         140 Net wells

•         164 re-completions and re-fracs

•         33.9 Bcfe added by drilling

•         $93 Million D&C cost

        2007 Field Total

•         11.2 Bcfe net production for 2007

•         68% increase over 2006

NECO Field Area, Eastern DJ Basin, Colorado

•         268 operated wells

•         2006 exit rate 10.7 MMcfed

•         2006 net exit rate 8.5 MMcfed

•         29,160 acres available for drilling

•         8 defined structures (3D and 2D seismic)

•         107 PUD locations

•         250 potential locations

NECO Field Area, Eastern DJ Basin, Colorado

•         0.28 Bcfe per well

•         0.22 net Bcfe @80% NRI

•         D&C cost of $234K per well

•         Development cost of $1.06/Mcfe

NECO Field Area, Eastern DJ Basin, Colorado

        2007 Plan

•         Drill 141 wells, PDC 100%WI

•         31 Bcfe added by drilling

•         $33 Million D&C cost

•         4.5 Bcfe net production for 2007

•         44% increase over 2006

•         Acquiring 50 square miles of additional 3D seismic

•         Potential addition of 100-200 locations

•         Anticipate incremental 5 MMcf/d takeaway capacity in area from Cheyenne-Plains pipeline project

Horizontal Bakken and Nesson Projects, Western Williston Basin, North Dakota

        Bakken

•         6 wells drilled to date (3.8 net)

§         4 in production

§         2 WOC

•         Gross production 350 Boe/d

•         Net Company production 275 Boe/d

•         54,285 Acres available for drilling

        Nesson

•         10 wells drilled to date (2.7 net)

§         7 in production

§         3 WOC

•         Gross production 420 Boe/d

•         Net Company production 130 Boe/d

•         35,331 Acres available for drilling

Horizontal Bakken and Nesson Projects, Western Williston Basin, North Dakota

                                                        Bakken                 Nesson

        Reserves per well                 200 MBoe              95 MBoe

        Net reserves                          160 MBoe              76 MBoe

        D&C Costs                            $4.5 Million           $2.9 Million

        Development Costs             $28 / Boe                $38 /Boe

•         PDC and other operators working to determine:

§         Optimum horizontal well design, length, orientation and number of legs

§         Efficient stimulation design

§         Define where it works and why

•         Achieving answers impacts future success

Horizontal Bakken and Nesson Projects, Western Williston Basin, North Dakota

                                                                Bakken         Nesson

        2007 Drilling                          6                      7

        Net Wells (PDC37%)                   2.2                   2.6

        Reserves Added by Drilling       355 MBoe      197 MBoe

        D&C Cost                                      $10 Million    $7.5 Million

        2007E Net Production                  138 MBoe      103 MBoe

        Increase from 2006                       28%                77%

Appalachian and Michigan Operation Areas

                                                                                Appalachian Michigan

Operated Wells                                            1455                        204

2006 YE Proved Reserves                           35.1 Bcfe                19.6 Bcfe

2007 Acquisition Proved Reserves*         30.1 Bcfe                4.6 Bcfe

        % of 2006 YE Proved                           85%                        23%

2007E Production E*                                   2.6 Bcfe                  1.8 Bcfe

Increase from 2006*                                     86%                        20%

        *  2007 Reserve and production increase due to purchase of Partnership interests

2006 and 2007 Financial Guidance

Growing Financial Base
                                                                        2004       2005       2006E

        Operating Income (Millions)              $57.2       $76.2       $372.81

        Adjusted Cash Flow (Millions)2        $61.8       $69.1       $339.11

1 Includes the sale of leasehold for $354 Million which resulted in a $330 Million pretax and $202 Million after tax gain

2 Adjusted cash flow is income before deferred taxes, depreciation, depletion, amortization and unrealized derivative gains or losses

Impact of 1031 Transactions

        2006 Financial Statements

•         No further P&L impact expected in 4Q

•         Unexpended amounts classified as current asset (approximately $109 million)

•         Expense 2006 IDC

•         Deferred tax liability for a portion of gain will be reclassified current, net of IDC deferral

•         Unioil (not 1031) will have nominal impact on 2006

•         All other transactions will impact 2007

§         Subsequent events in 2006 10-K footnotes

Impact of 1031 Transactions

        2007 Financial Statements

•         Cash flow - $109 million unexpended gain less 2006 taxes payable 3/15/2007 of approximately $20 million available for corporate purposes

•         Operating Cost - Will increase due to acquisitions and additional development activity

•         Well Operations Revenue - partnership purchase will reduce well operations revenue

•         CapEx - $201 million for 2007

•         Debt - Throughout the year will vary from $50 - 150 Million; comparable to 2006 levels

2006 Results (Estimated and Unaudited)

                                                                        2006 Guidance

                                                        YTD 9/30/06        Full Year 2006

Revenues (Millions)                    $209                        $273

Expenses

        DD&A ($/Mcfe)                   $1.86                       $1.89

G&A ($/Mcfe)                              $1.08                       $1.03

Gain on Sale of Leasehold

     (Millions)                                  $328                        $328

Operating Income (Millions)      $362                        $373

Net Income (Millions)                 $230                        $239

2007 Guidance

                                        (Millions)

Revenues                      $375 - 410

Expenses

        DD&A                   $58 - 65

        G&A                       $14 - 16

Operating Income        $82 - 95

Net Income                    $47 - 54

2007 Projection

•         Growing CapEx (in Millions)

§         2005                        $107

§         2006E                      $155

§         2007E                      $201

•         G&A1 (in Millions)

§         2005          $7.0             $0.51 per Mcfe

§         2006E       $17.5            $1.03 per Mcfe

§         2007E       $14-16          $0.50 - 0.56 per Mcfe

            1 G&A in 2006 and 2007 reflects 2005 10-K restatement and ongoing SOX compliance and partnership restatement costs

2007 Projection - Key Assumptions

•         Forward Prices (January 11, 2007)

§         Nymex gas $6.84/Mcf

§         Basis range +$.29 to -$1.85/Mcf

•         NYMEX Oil - $55.33/Bo

•         Assumed sales mix

§         72% natural gas

§         28% oil

2007 Projection - Key Assumptions

•         CapEx largely funded by cash flow and 1031 proceeds

•         Continuing growth in staffing

•         New partnership Drilling Program in mid-2007

§         $100 Million in subscriptions planned

2007 Projection - General Points

•         Reduced interest income compared to 2006

•         Greater oil and natural gas production

•         Significant re-frac opportunity associated with acquisitions with expected near-term payback

•         Sensitivity to changing oil and natural gas prices

§         10% change impacts net income by $11 million and EPS by $.70 per share

Natural Gas Floors for 2007

        Period            Appalachian & Mich   Northeast, Colorado, (NECO)   Piceance                        Wattenberg

        Jan - Mar       80% @ $7.63 (Nymex)  58% @ $6.50 (Panhandle Eastern)     92% @ $5.06 (CIG)

        Apr - Oct       80% @ $6.50 (Nymex)  81% @ $5.50 (Panhandle Eastern)     92% @ $4.73 (CIG)       50% @ 4.00 (CIG)

        Nov - Dec      68% @ $7.00 (Nymex) 62% @ $5.89 (Panhandle Eastern)     66% @ $5.25 (CIG)       26% @ $5.25 (CIG)

Cautionary Comments Regarding 2007 Guidance

Many factors are subject to variation from estimates, including:

•         Drilling results - reserves and production rates

•         Timing and cost of development activities

•         Gas & oil price volatility

§         Basis volatility in Rockies markets

•         Growing base of oil production

•         Substantial CapEx associated with acquisitions

•          Impact of commodity price derivatives

Summary

Recap

•         2007 will be a busy year

§         Drilling 419 wells

§         Re-frac and/or re-completions on 164 wells

•         Production increasing to 100 MMcfe (net) per day by year end

§         88% increase over year end 2006

§         Annualized rate of 36 Bcfe

•         Proved reserves increase by >50% during year

Reserves, Reserves, Reserves

                                YE 2006                YE 2007E

        Total              356                 >500

        Producing     147                 270

•         129 Bcfe Proved Reserves added through 1031 acquisitions (1/17/07)

•         YE 2007 PDP reserves an increase of 84% over YE 2006

Increasing Production - Projected 2007

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Keeping the Powder Dry

•         Strong production growth

•         High exit rate in 2007 - strong base for 2008

•         Increased organizational strength

•         Low debt

•         Looking for opportunities